                    VAN ECK WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                               1996 ANNUAL REPORT

Dear Shareholder:

We are pleased to report that the Van Eck Worldwide Emerging Markets Fund rose 26.8%* in its first year, substantially outperforming the MSCI Emerging Markets Free Index, which rose 6.0%. The Lipper Emerging Markets Fund Index rose 12.2% for the year.

Selected emerging markets did well last year as investors discovered that they offered companies with superior growth prospects and moderate valuations. Latin American equities produced excellent gains on balance, increasing 22% for the year as many countries there showed signs of strong recovery after 1995 recessions. In Asia, there was a marked difference in the year's performance among various markets, with some Asian markets, such as Hong Kong, Malaysia and Indonesia, gaining in excess of 20% for the year, while Thailand and Korea had fairly dramatic declines. In Eastern Europe, many markets had spectacular gains, with Russia leading the way, up 153%.

FUND REVIEW
The Fund's strong performance was due both to stock selection and country allocation. Although Argentina did well, gaining just over 20% for the year, the Fund's holding in Patagonia, the supermarket chain, did considerably better, rising 129% since we purchased it in May. Chinese stocks did extremely well during the year, with the Shenzen "B" share index rising nearly 150% as interest rates declined and there was renewed confidence in the macroeconomic management of the country. The Fund's position in Fangda, a manufacturer of building materials in Shenzen, rose 177% in less than six months. Computerland, a systems integrator in Poland, gained 42% since we bought it in July. The Fund's holdings in Russia rose dramatically, led by GUM, the department store in Red Square, which rose 103% from May to September (the time period during which we held the stock).

We use a "top-down" discipline to screen out countries where political or economic risk is considered to outweigh the prospects of individual companies and to identify fertile regions for investment. Last year, we screened out South Africa (due to a deterioration of economic prospects) and Thailand (as a property glut there threatened the banking system), despite their high weighting in most emerging markets indices. We were intrigued, however, by what looked like bargain-level stock valuations for Russian, Brazilian and Egyptian stocks. This led us to look closely at these countries to see if their economies appeared to contain "turnaround" potential. Our initial expectations were confirmed as we determined that the likely direction of government policy was toward economic modernization. An analysis of the fundamentals of certain individual stocks, such as Irkutskenergo (a utilities company) and GUM in Russia, Telebras (telecommunications) and Cemig (electricity) in Brazil, and Eastern Tobacco and Commercial International Bank in Egypt, showed exceptional promise. These were undervalued stocks in cheap markets with good prospects for growth. Our positions in each of these stocks did well.

The Fund ended the year with significant weightings in Mexico, Brazil, Hong Kong, Russia and Egypt. Mexican interest rates remain high, but began to decline late in the year and we believe the worst is over for the banking system. The Mexican economy is picking up steam and contains a number of strong companies with excellent management and accelerating earnings growth. Brazil has successfully brought inflation down from several thousand percent to the low teens. We believe the upcoming privatization of electric and telephone utilities will be done at significant premiums to current market valuations. Hong Kong's hand-over to China will be a non-event, in our opinion, as evidenced by a strong property market and buoyant automobile sales. Russian stocks, while carrying significant risks, are priced at a small fraction of their replacement value, a situation that is certainly not the case in the U.S., where the market trades at a premium. Egypt has a dynamic privatization program in place and stocks there appear attractively valued. Yields are high, inflation is low and earnings are growing at a reasonable rate.

THE OUTLOOK
We believe the outlook for emerging markets in 1997 remains positive. Global interest rates should remain steady and inflation's downward trend in many emerging markets over the past five years appears set to continue. Asia's tigers tightened monetary policy in 1996 in order to squeeze out excess growth and experienced a new spurt of non-inflationary growth later in the year. Eastern Europe continues to progress steadily along the path of recovery, as do many of the Latin American countries. Finally, Mediterranean Europe and North Africa are also beginning to grow again.

Emerging markets are risky. Although the Fund invests in a large number of geographically diverse markets, world events can at times cause markets to decline simultaneously. While historically, emerging markets have performed well compared to developed markets, it is essential to maintain a long-term perspective when investing in this area. It is with this long-term perspective that we manage the Fund and remain confident about the future.

John C. van Eck
Chairman                  Gary Greenberg
                          Portfolio Manager
January 22, 1997

* Average annual returns on the Fund for the 1-year period ending 12/31/96 and for the period from 12/27/95 (commencement of operations) through 12/31/96 were 26.8% and 25.0%, respectively. These returns do not take variable annuity/life fees and expenses into account. The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

                    VAN ECK WORLDWIDE EMERGING MARKETS FUND
                    vs. MSCI Emerging Markets (Free) Index+
                               and S&P 500 Index

AVERAGE ANNUAL TOTAL RETURN*
----------------------------
   ONE YEAR        LIFE
     26.8%         25.0%

                   Van Eck
                    World-      MSCI
                     wide      Emerg-
 Measurement        Emerg-      ing
   Period            ing      Markets
(Fiscal Year       Markets     (Free)    S & P 500
  Covered)          Fund       Index       Index
12/95               $10,000    $10,000    $10,000
1/96                 10,930     10,711     10,344
2/96                 10,450     10,541     10,443
3/96                 10,420     10,623     10,544
4/96                 11,060     11,047     10,699
5/96                 11,600     10,998     10,975
6/96                 11,800     11,067     11,020
7/96                 11,710     10,310     10,529
8/96                 12,240     10,574     10,752
9/96                 12,290     10,666     11,357
10/96                12,080     10,381     11,670
11/96                12,540     10,555     12,551
12/96                12,680     10,600     12,302

Past performance is not indicative of future results.
The graph shows month-end net asset values, however, the net asset value fluctuates daily.
+"Free" includes only those securities available to foreign (e.g., U.S.)
 investors. Index assumes reinvestment of gross dividends.
*Performance is net of the Fund's expenses only, which were fully reimbursed by the Advisor. Had the Fund incurred all expenses, investment returns would have been reduced.

                    VAN ECK WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------
                     TOP HOLDINGS AS OF DECEMBER 31, 1996*

TEVA PHARMACEUTICALS
(ISRAEL, 4.9%)

Teva is a world class drug producer and the largest company in Israel by market capitalization. The company has been little affected by the vagaries of the peace process. Teva's multiple sclerosis drug, Copaxone, was recently approved by the FDA for distribution in the U.S. Teva took over U.S. drug producer Biocraft in 1996 to acquire a more significant presence in the U.S. market. Teva is also negotiating with European distributors to strengthen its network in Europe and has acquired companies in the UK and Hungary.

HUTCHISON WHAMPOA LTD.
(HONG KONG, 4.4%)

Hutchison, controlled by Cheung Kong, is one of the largest conglomerates in Hong Kong, with interests in container terminals, property development, retailing and telecommunications. Hutchison has established operations in a number of deep-sea ports around the world, including several in China. This division is expected to become a significant earnings driver in the long term. Retailing interests include pharmacy, supermarket and electronics stores in Hong Kong, China and Taiwan. Property development includes a broad range of projects in China. Hutchison operates a number of cellular telephone systems, including the Orange system in the UK and Hutchison/Max, one of the two cellular franchises in Bombay, which has a population of 13 million.

The Cheung Kong group has recently announced a restructuring operation, which, among other things, will place Cheung Kong Infrastructure (a separately listed company) under Hutchison, increasing the company's exposure to China's infrastructure projects.

MOSENERGO
(RUSSIA, 4.4%)

Mosenergo has a monopoly on electricity distribution in Moscow, the most important economic region in Russia, with a population of 14 million. Demand for electricity is rising as the country's economy is recovering. The company's profitability has improved as collection rates have increased from 51% to 76%, however, further improvement is needed. The company is valued at less than half the rating of similar companies in Brazil, which are in turn trading at around 25% of the valuations of similar utilities in the U.S.

TELECOMUNICACOES BRASILEIRAS S.A. (TELEBRAS)
(BRAZIL, 3.9%)

Telebras is the monopoly telephone operator in Brazil for both cellular and fixed-line telephones. Brazil has a very low penetration of telephone lines per capita. It is the stated intention of the government to bring tariffs into line with international norms, which will end the subsidy of local services by expensive international call charges. Telebras is seeing major improvements in profitability levels from this rebalancing and considerable cost savings from staff reduction.
Telebras is valued at a significant discount to other Latin American telecom companies and should be fully privatized before the end of the century, which should unlock further value.

GRUPO TELEVISA
(MEXICO, 3.9%)

Televisa is the largest media company in Latin America, with a market share of approximately 70% of the Mexican advertising market. Advertising expenditures had been negatively affected by the recent recession, but are now increasing because of the rebound in the economy. The company sold its 40% stake in Panamsat to Hughes, which will enable Televisa to pay off debts and finance future expansion. Televisa, a partner with News Corp and Fox, provides "Direct to Home" (DTH) satellite television to all of Latin America.

GREAT EAGLE HOLDINGS LTD.
(HONG KONG, 3.7%)

Great Eagle owns a real estate investment portfolio composed mainly of office property. Citibank Plaza, the flagship property that was originally developed by Great Eagle, is considered prime office space. The company has the largest exposure to the Central Grade A office market among Hong Kong-listed companies. It is expanding its hotel portfolio as Hong Kong's hotel room supply is expected to remain tight over the next several years. Great Eagle is trading at a relatively large discount to its net asset value.

ELEKTRIM SPOLKA AKCYJNA
(POLAND, 3.5%)

Elektrim is one of Poland's blue chip companies, with exposure to infrastructure, power, construction and cellular telecommunications. Elektrim's expertise in building and modernizing power stations should enable the company to benefit from the upcoming privatization of the Polish electricity sector. Elektrim holds a 32% share in one of the two national cellular franchises in Poland. The group is in the middle of a restructuring program and is divesting itself of unprofitable and non-core subsidiaries.

KIMBERLY-CLARK DE MEXICO S.A.
(MEXICO, 3.4%)

Kimberly-Clark's Mexican operations have seen a substantial expansion of capacity and market share as a result of the worldwide merger with Scott Paper. The combined entity controls between 60% and 90% of the market in its core segments of bathroom and facial tissues and paper products.

GRUPO FINANCIERO BANCOMER S.A.
(MEXICO, 3.3%)

Bancomer is Mexico's second largest bank which provides other financial services as well, such as insurance. The bank has been recapitalized and most loans have been restructured following last year's banking crisis in Mexico. The company is also part of a consortium providing long distance telephone service in Mexico. The Mexican banking sector currently trades at an approximate 40% discount to the Latin American average.

Note: Equities listed as percentage of total investments held.
* Portfolio is subject to change.

                        WORLDWIDE EMERGING MARKETS FUND
                     INVESTMENT PORTFOLIO DECEMBER 31, 1996
--------------------------------------------------------------------------------

          NO. OF                                       VALUE
 COUNTRY  SHARES           SECURITIES (a)            (NOTE 1)
   ------------------------------------------------------------
ARGENTINA: 4.4%
           11,495  Banco Frances (ADR)              $   316,113
           20,400  IYE de la Patagonia                  191,795
                                                    -----------
                                                        507,908
                                                    -----------

AUSTRALIA: 0.3%
          275,000  Anzoil NL+                            30,601
                                                    -----------

BRAZIL: 14.6%
          690,000  Banco Itau S.A.                      298,814
           10,000  Companhia Energetica de Minas
                     Gerais S.A. (ADR)                  340,000
           46,500  Companhia Siderurgica Paulista+       36,247
           90,000  Centrais Electrias Braileiras
                     S.A.                                32,220
        1,540,000  Petroleo Brasileiro S.A.             245,275
          260,000  Telecomunicacoes do Parana S.A.      145,401
        1,180,000  Telecomunicacoes do Rio de
                     Janeiro S.A.+                      149,320
        5,830,000  Telecomunicacoes Brasileiras
                     S.A.                               417,992
              400  Telecomunicacoes Brasileiras
                     S.A. (ADR)                          30,600
                                                    -----------
                                                      1,695,869
                                                    -----------
CHILE: 1.0%
            1,600  A.F.P. Provida S.A. (ADR)             30,000
            1,100  Chilectra S.A. (ADR)                  58,850
              400  Sociedad Quimica y Minera de
                     Chile (ADR)                         21,650
                                                    -----------
                                                        110,500
                                                    -----------

EGYPT: 6.4%
              100  Commercial International Bank+        15,090
           21,000  Commercial International Bank
                     (GDR)+                             295,365
            3,300  Eastern Tobacco Co.+                  51,063
           24,000  Suez Cement (GDR)+                   378,000
                                                    -----------
                                                        739,518
                                                    -----------

HONG KONG: 14.2%
           80,000  Anhui Expressway Co. Ltd.+            22,497
           30,000  Goldlion Holding Ltd.                 24,630
          105,000  Great Eagle Holdings Ltd.            433,060
           65,000  Hutchison Whampoa Ltd.               510,537
           10,000  New Asia Realty & Trust               36,913
          134,000  NG Fung Hong Ltd.                    120,408
          200,000  Qingling Motor Co.                   110,544
           40,000  Swire Pacific Ltd.                   381,408
                                                    -----------
                                                      1,639,997
                                                    -----------

HUNGARY: 2.5%
            5,000  Gedeon Richter (GDR)+                291,250
                                                    -----------

INDONESIA: 7.0%
           64,000  HM Sampoerna "F"                 $   341,406
           26,000  Lippo Life Insurance "F"              23,942
          148,000  PT Anwar Seirad "F"                  145,681
          103,000  PT Bimantara Citra "F"               137,362
           45,500  PT Ramayaha Lestari Sentosa
                     "F"+                                98,243
           20,000  PT Semen Gresik "F"                   64,352
                                                    -----------
                                                        810,986
                                                    -----------

ISRAEL: 5.3%
            2,150  Koor Industries (ADR)                 36,550
            3,000  OSEM Investment Ltd.+                 16,861
           11,200  Teva Pharmaceuticals (ADR)           562,800
                                                    -----------
                                                        616,211
                                                    -----------

MALAYSIA: 1.8%
   USD     37,000  Aokam Perdana Bond 3.5%
                     6/13/2004                           22,940
            8,333  KFC Holdings (Malaysia) Berhad        34,315
           10,500  Malaysia Assurance Alliance
                     Berhad                              51,138
           20,000  Tenaga Nasional Berhad                95,823
                                                    -----------
                                                        204,216
                                                    -----------

MEXICO: 17.6%
          278,100  Cifra (ADR)+                         326,768
           12,000  Coca Cola Femsa (ADR)                346,500
            2,000  Consorcio (ADR)+(c)                   42,000
           47,200  Grupo Financiero Bancomer S.A.
                     (GDR)+(b)                          383,500
           17,500  Grupo Televisa (GDR)+                448,438
           10,000  Kimberly-Clark de Mexico S.A.
                     (ADR)                              388,780
           35,000  Nacional de Drogas S.A. de C.V.
                     Class "L"                          104,246
                                                    -----------
                                                      2,040,232
                                                    -----------

PERU: 0.5%
            3,262  Credicorp Ltd. (ADR)                  60,347
                                                    -----------

PHILIPPINES: 4.7%
          825,000  Belle Corp.+                         228,927
           20,000  Benpres Holdings Corp. (GDR)+        150,000
              300  Philippine Long Distance
                     Telephone                           16,478
          558,400  SM Prime Holdings Inc.               144,336
                                                    -----------
                                                        539,741
                                                    -----------

POLAND: 6.0%
            9,716  Computerland Poland+                 240,473
           45,000  Electrim Spolka Akcyjna              407,860
            2,100  Zaklady Przemyslu Cukierniczego
                     Jutrzenka S.A.                      40,630
                                                    -----------
                                                        688,963
                                                    -----------

                       See Notes to Financial Statements.

                        WORLDWIDE EMERGING MARKETS FUND
               INVESTMENT PORTFOLIO DECEMBER 31, 1996 (continued)
--------------------------------------------------------------------------------

          NO. OF                                       VALUE
 COUNTRY  SHARES           SECURITIES (a)            (NOTE 1)
   ------------------------------------------------------------
RUSSIA: 10.9%
                3  Irkutskenergo (RDC)+             $    87,750
            7,850  Lukoil (ADR)                         368,948
           16,500  Mosenergo (ADR)                      507,370
                1  Rostelecom (RDC)+                     24,500
        3,000,000  Unified Energy System+               275,620
                                                    -----------
                                                      1,264,188
                                                    -----------

SINGAPORE: 1.4%
           10,000  Delifrance Asia Ltd.+                  8,217
           42,000  Clipsal Industries (Holdings)        152,879
                                                    -----------
                                                        161,096
                                                    -----------

SOUTH KOREA: 0.7%
            1,961  Korea Electric Power Corp.
                     (ADR)                               40,201
              231  Korea Mobile Telec. (Warrants
                     Expiring 12/7/99)+                  46,493
                                                    -----------
                                                         86,694
                                                    -----------

TAIWAN: 0.4%
            1,000  ING Taiwan Blue Chip Warrant
                     (Expiring 11/20/1997)+              21,125
              300  Taiwan Weighted Index Warrant
                     (Expiring 3/12/1998)+               21,600
                                                    -----------
                                                         42,725
                                                    -----------

THAILAND: 0.3%
            3,000  Ayudhya Jardin                        10,992
            2,100  KR Precision Pub Co. Ltd.             12,524
            2,500  Siam Commercial Bank Public Co.
                     Ltd.                                16,371
                                                    -----------
                                                         39,887
                                                    -----------
         TOTAL INVESTMENTS 100% (COST $11,393,067)  $11,570,929
                                                     ==========

     SUMMARY OF                     SUMMARY OF
    INVESTMENTS          % OF       INVESTMENTS             % OF
    BY INDUSTRY        PORTFOLIO    BY INDUSTRY           PORTFOLIO
     ---------          -------     ---------              -------
Auto & Truck               1.0%     Mining                  0.2%
Cement                     3.8%     Miscellaneous           0.2%
Construction               0.4%     Oil & Gas Exploration   0.3%
Consumer                  10.2%     Oil Integrated --
Conglomerates             10.4%       Int'l                 2.1%
Distilling/Tobacco         3.0%     Oil/Gas                 3.2%
Electric Utilities        12.3%     Pharmaceuticals         8.3%
Financial Services        12.9%     Property                7.3%
Industrial                 5.0%     Resources               0.2%
Index Warrant              0.2%     Retail                  5.3%
Infrastructure             0.2%     Steel & Iron            0.3%
Media                      3.9%     Technology              2.1%
                                    Telecommunications      7.2%
                                                          -----
                                                          100.0%
                                                          =====

---------------
(a) Unless otherwise indicated, securities owned are shares of common stock.
(b) Includes securities in the form of ADR.
(c) Restricted security, see Note 8.
  + Non-income producing security.
GLOSSARY:
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
RDC -- Russian Depositary Certificate

                       See Notes to Financial Statements.

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1996

ASSETS:
Investments at value (identified cost, $11,393,067) (Note 1)...................................................  $11,570,929
Cash...........................................................................................................   12,579,366
Cash-initial margin for equity swaps...........................................................................       47,723
Receivables:
  Capital shares sold..........................................................................................      235,545
  Dividends and interest.......................................................................................        2,749
  From Advisor.................................................................................................        7,503
  Securities sold..............................................................................................       24,696
  Deferred organization costs..................................................................................        5,971
                                                                                                                 -----------
      Total assets.............................................................................................   24,474,482
                                                                                                                 -----------
LIABILITIES:
PAYABLES:
  Securities purchased.........................................................................................    9,004,955
  Due to broker (Note 4).......................................................................................       16,337
  Capital shares redeemed......................................................................................       83,165
  Accounts payable.............................................................................................       15,004
                                                                                                                 -----------
      Total liabilities........................................................................................    9,119,461
                                                                                                                 -----------
Net assets.....................................................................................................  $15,355,021
                                                                                                                  ==========
Shares outstanding.............................................................................................    1,229,872
                                                                                                                  ==========
Net asset value, redemption price and offering price per share.................................................  $     12.49
                                                                                                                  ==========
Net assets consist of:
  Aggregate paid in capital....................................................................................  $15,038,741
  Unrealized appreciation of investments, equity swaps and foreign currency....................................      161,109
  Undistributed net investment income..........................................................................        6,429
  Undistributed realized gains.................................................................................      148,742
                                                                                                                 -----------
                                                                                                                 $15,355,021
                                                                                                                  ==========


STATEMENTS OF OPERATIONS

                                                                                                              FOR THE
                                                                             FOR THE                        PERIOD FROM
                                                                           EIGHT MONTHS                  DECEMBER 21, 1995
                                                                              ENDED                       (COMMENCEMENT OF
                                                                           DECEMBER 31,                    OPERATIONS) TO
                                                                               1996                        APRIL 30, 1996
                                                                     ------------------------         ------------------------
INCOME: (NOTE 1)
Dividend Income (net of foreign taxes withheld of $1,335, $650,
  respectively)....................................................                $    9,620                       $    3,557
Interest income....................................................                       173                               --
                                                                                   ----------                       ----------
                                                                                        9,793                            3,557
EXPENSES:
Management (Note 2)................................................  $  13,193                        $   1,867
Administration (Note 2)............................................        236                               --
Professional.......................................................      9,388                            6,822
Amortization of deferred organization costs (Note 1)...............      1,007                              538
Custodian..........................................................      6,744                              497
Reports to shareholders............................................      2,158                              932
Registration.......................................................         --                              172
Other..............................................................      2,279                               --
                                                                     ---------                        ---------
      Total expenses...............................................     35,005                           10,828
Expenses assumed by the Advisor and reduced by a custodian fee
  arrangement (Note 2).............................................    (35,005)                         (10,828)
                                                                     ---------                        ---------
      Net expenses.................................................                        --                               --
                                                                                   ----------                       ----------
      Net investment income........................................                     9,793                            3,557
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
Realized gain from security transactions...........................                   142,431                            6,311
Realized loss from foreign currency transactions...................                    (3,503)                             (62)
Change in unrealized appreciation of foreign currency receivables
  and payables.....................................................                      (733)                             317
Change in unrealized appreciation of investments and equity
  swaps............................................................                   124,384                           37,141
                                                                                   ----------                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............                $  272,372                       $   47,264
                                                                                   ==========                       ==========

                       See Notes to Financial Statements.

              WORLDWIDE EMERGING MARKETS FUND FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         FOR THE                FOR THE
                                                                                       EIGHT MONTHS       PERIOD DECEMBER 21,
                                                                                          ENDED                1995+ TO
                                                                                       DECEMBER 31,            APRIL 30,
                                                                                           1996                  1996
                                                                                       ------------       -------------------
INCREASE IN NET ASSETS:
  OPERATIONS:
  Net investment income..............................................................  $     9,793             $   3,557
  Realized gain from security transactions...........................................      142,431                 6,311
  Realized loss from foreign currency transactions...................................       (3,503)                  (62)
  Change in unrealized appreciation of foreign currency receivables and payables.....         (733)                  317
  Change in unrealized appreciation of investments and swaps.........................      124,384                37,141
                                                                                       ------------             --------
  Increase in net assets resulting from operations...................................      272,372                47,264
                                                                                       ------------             --------
Dividends to shareholders from:
  Net investment income..............................................................       (3,356)                   --
                                                                                       ------------             --------
Capital share transactions*:
  Net proceeds from sales of shares..................................................   14,591,092               550,000
  Reinvestment of dividends..........................................................        3,356                    --
                                                                                       ------------             --------
                                                                                        14,594,448               550,000
  Cost of shares reacquired..........................................................     (105,707)                   --
                                                                                       ------------             --------
Increase in net assets resulting from capital share transactions.....................   14,488,741               550,000
                                                                                       ------------             --------
      Total increase in net assets...................................................   14,757,757               597,264
NET ASSETS:
Beginning of period..................................................................      597,264                    --
                                                                                       ------------             --------
End of period (including undistributed net investment income of $6,429 and $3,433,
  respectively)......................................................................  $15,355,021             $ 597,264
                                                                                       ============       ==================
*SHARES OF BENEFICIAL INTEREST OUTSTANDING WITH AN UNLIMITED NUMBER OF $.001 PAR
  VALUE SHARES AUTHORIZED ISSUED AND REDEEMED:
  Shares sold........................................................................    1,183,568                54,566
  Reinvestment of dividends..........................................................          294                    --
                                                                                       ------------             --------
                                                                                         1,183,862                54,566
                                                                                       ------------             --------
  Shares reacquired..................................................................       (8,556)                   --
                                                                                       ------------             --------
  Net increase.......................................................................    1,175,306                54,566
                                                                                       ============       ==================
---------------
+  Commencement of operations.

                       See Notes to Financial Statements.

                        WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

                                                                                             FOR THE            FOR THE PERIOD
                                                                                          EIGHT MONTHS           DECEMBER 21,
                                                                                              ENDED               1995(a) TO
                                                                                          DECEMBER 31,            APRIL 30,
                                                                                              1996                   1996
                                                                                          -------------         --------------
Net Asset Value, Beginning of Period....................................................      $10.95                 $10.00
                                                                                              ------                 ------
Income From Investment Operations:
  Net Investment Income (b).............................................................         .01                   0.07
  Net Gains on Securities (both realized and unrealized)................................        1.59                   0.88
                                                                                              ------                 ------
Total From Investment Operations........................................................        1.60                   0.95
                                                                                              ------                 ------
Less Distributions:
  Distributions from net investment income..............................................       (0.06)                    --
                                                                                              ------                 ------
Net Asset Value, End of Period..........................................................      $12.49                 $10.95
                                                                                              ======                 ======
Total Return (c)........................................................................      14.66%                  9.50%
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000).........................................................     $15,355                   $597
Ratio of Gross Expenses to Average Net Assets (d).......................................       2.64%                  2.06%
Ratio of Net Expenses to Average Net Assets.............................................       0.00%                  0.00%
Ratio of Net Income to Average Net Assets (d)...........................................       0.74%                  1.89%
Portfolio Turnover Rate.................................................................      29.53%                 45.89%
Average Commission Rate Paid............................................................     $0.0029                $0.0124

---------------

(a) Commencement of operations.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends at net asset value during the period and a redemption on the last day of the period. Total returns for the periods of less than one year ended were not annualized.
(d) Annualized.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Van Eck Worldwide Insurance Trust (the "Trust"), organized as a Massachusetts business trust on January 7, 1987, is registered under the Investment Company Act of 1940. The Worldwide Emerging Markets Fund fiscal year end changed from April 30 to December 31. The following is a summary of significant accounting policies consistently followed by the Worldwide Emerging Markets Fund series, a diversified fund (the "Fund"), of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management's estimates, and the actual amounts could differ.

A. SECURITY VALUATION--Securities traded on national exchanges and traded in the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. Dollars at the mean of the quoted bid and asked prices of such currencies on the last business day of the period. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions. The effect of these differences for the period ended December 31, 1996 decreased undistributed net investment income and increased undistributed realized gains by $3,441.

                        WORLDWIDE EMERGING MARKETS FUND
--------------------------------------------------------------------------------

E. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

F. Deferred organizational costs are being amortized over a period not to exceed five years.
NOTE 2--Van Eck Associates Corporation earns fees for investment management and advisory services. The fee is based on an annual rate of 1% of the average daily net assets, which includes the fee paid to the Advisor for accounting and administrative services. For the eight months ended December 31, 1996, Van Eck Associates Corporation agreed to waive its management fees and assume all expenses of the Fund except interest, taxes, brokerage commissions and extraordinary expenses. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

The Fund has a fee arrangement, based on cash balances left on deposit with the custodian, which reduces the Fund's operating expenses. For the eight months ended December 31, 1996, the Fund's expenses were reduced by $558, under this arrangement, could have invested the assets used in connection with the custodian fee arrangement, in an income producing asset if it had not entered into such arrangements.

NOTE 3--Purchases and sales of securities, other than short-term obligations, aggregated $11,607,159 and $707,818, respectively, for the eight months ended December 31, 1996. For federal income tax purposes, the identified cost of investments owned at December 31, 1996 was $11,396,673. As of December 31, 1996, net unrealized appreciation for federal income tax purposes aggregated $174,256, of which $343,837 related to appreciated securities and $169,581 related to depreciated securities.

NOTE 4--The Fund entered into the following equity swaps to gain investment exposure to the relevant market of the underlying securities. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. In the case of the following swaps, the Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument and, at termination date, final payment is settled based on the value of the underlying securities on trade date versus the value on termination date plus accrued dividends.

Risks may arise as a result of the failure of the other party to the contract to comply with the terms of the swap contract. The losses incurred on the following swaps are limited to the payments made on the purchase date by the Fund. Therefore, the Fund considers the credit worthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swaps relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to and from broker. The realized losses from equity swaps is included in realized gain from security transactions. For the eight months ended December 31, 1996, the Fund had realized loss of $2,819 from equity swaps.

At December 31, 1996, the Fund had the following outstanding swaps with a single counterparty (stated in U.S. dollars):

  UNDERLYING   NUMBER OF   NOTIONAL   TERMINATION      UNREALIZED
   SECURITY     SHARES      AMOUNT        DATE        DEPRECIATION
-------------- ---------   --------  --------------  --------------
Depreciated
  swaps:
Asian Paints
  India          1,000     $11,544   April 17, 1997     $ (3,584)
Dongu Fire
  Insurance        500      21,033   April 26, 1997       (4,987)
India Cement     3,000      15,146    June 30, 1997       (7,766)
                                                     --------------
Total depreciation                                      $(16,337)
                                                     =============

NOTE 5--The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

NOTE 6--The Fund invests in warrants whose values are linked to indices or underlying instruments. The Fund uses these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

NOTE 7--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust established a Deferred Compensation Plan (the "Plan") for trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the board. The Fund's contributions to the Plan are limited to the amount of fees earned by the participating trustees. The fees otherwise payable to the participating trustees are invested in shares of the Van Eck Funds as directed by the trustees. The Plan has been approved by the Internal Revenue Service.

As of December 31, 1996, the total value of the assets and corresponding liability of the Fund's portion of the Plan is $77.

NOTE 8--RESTRICTED SECURITY.

The following security is restricted as to sale:

                                                     PERCENT OF
         DATE                                        NET ASSETS
       ACQUIRED         COST           VALUE        AT 12/31/96
                       -------        -------       ------------
Consorcio (ADR)        $42,500        $42,000           0.27%

NOTE 9--An income dividend of $0.05 a share was paid on January 31, 1997 to shareholders of record date January 29, 1997 with a reinvestments date of January 31, 1996.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Eck Worldwide Insurance Trust:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Worldwide Emerging Markets Fund ("the Fund") (one of the series constituting the Van Eck Worldwide Insurance Trust) as of December 31, 1996, the related statement of operations, the statements of changes in net assets and the financial highlights for the eight months then ended and for the period from December 21, 1995 (commencement of operations) to April 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Worldwide Emerging Markets Fund series of the Van Eck Worldwide Insurance Trust as of December 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the eight months then ended and for the period from December 21, 1995 (commencement of operations) to April 30, 1996, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 18, 1997

                                             [Van Eck Global Border]

         VAN ECK WORLDWIDE                      December 31, 1996
          INSURANCE TRUST

    -------------------------
                                                    VAN ECK
         WORLDWIDE EMERGING                        WORLDWIDE
            MARKETS FUND                        INSURANCE TRUST
                                                 ANNUAL REPORT




                                                   WORLDWIDE

                                                EMERGING MARKETS

                                                      FUND


 VAN ECK WORLDWIDE INSURANCE TRUST
------------------------------------
 99 Park Avenue, New York, NY 10016


 This report must be accompanied or
 preceded by a prospectus, which
 includes more complete information,
 such as charges and expenses and
 the risks associated with
 international investing, including
 currency fluctuations or controls,
 expropriation, nationalization and
 confiscatory taxation. Please read
 the prospectus carefully before
 investing.

FR1997-0129-0046

       [Van Eck Global Logo]                       [Van Eck Global Logo]